EXHIBIT 99.1

                                     AMENDED
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Amended Agreement is made as of the 30th day of June, 2004 by and among Secured Data, Inc., a Nevada corporation (hereinafter referred to as "SCRE") and Secure Enterprise Software, Inc., a Nevada corporation (hereinafter referred to as "SES"), and the holders of one hundred percent of the outstanding shares of common stock of SES (hereinafter referred to individually by name or as the "SES Shareholders" collectively).

     This Agreement amends the Agreement and Plan of Reorganization dated June 4, 2004 and replaces said Agreement is its entirety.

     This Agreement provides for the exchange of all of the outstanding common stock of SES for 12,284,000 shares of common voting stock of SCRE, and other valuable consideration, all for the purpose of and SES being a wholly owned subsidiary of SCRE and SCRE carrying on the business of SES as set forth herein.


                                    AGREEMENT

     Now, therefore, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                ARTICLE 1: REPRESENTATIONS AND WARRANTIES OF SCRE

     As an inducement to, and to obtain the reliance of SES, SCRE represents and warrants as follows:

     1.1. Organization, Good Standing, Power, Etc. SCRE (i) is a corporation duly organized, validly existing and in good standing under the law of the State of Nevada; (ii) is qualified or authorized to do business as a foreign corporation and is in good standing in all jurisdictions in which qualification or authorization may be required; and (iii) has all requisite corporate power and authority, licenses and permits to own or lease and operate its properties and carry on its business as presently being conducted and to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     1.2. Articles of Incorporation and Bylaws. Prior to execution of this Agreement by both parties, SCRE has furnished to SES's representatives complete and correct copies of (i) its Articles of Incorporation, as amended to date, and
(ii) its Bylaws, as amended to date. SCRE' Articles of Incorporation and Bylaws are in full force and effect, and they are not in violation of any of the provisions thereof.


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     1.3 Capitalization. The authorized capital stock of SCRE consists solely of
100,000,000 shares of Common Stock, $0.001 par value, (the "SCRE Common Stock"), of which, on the date hereof 12,280,000 shares are issued and outstanding and no shares are held in the treasury of SCRE. At the Closing of this Agreement:

     1.4 Options, Warrants, Rights, Etc. By closing, SCRE will not have outstanding any options, warrants or other rights to purchase or convert any obligation into, any shares of the SCRE Common Stock, nor any instruments or obligations to confer or create such rights except the outstanding options held by the current directors of SCRE which on or before Closing will have been amended in the form attached hereto as Exhibit 1.4.

     1.5. Authorization of Agreement. This Agreement has been or will be at Closing, duly and validly authorized, executed and delivered by SCRE.

     1.6. Tax Matters. On or before Closing, SCRE will have prepared and filed with the appropriate United States, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns required to be filed; SCRE will have paid all taxes shown on such tax returns to be payable or which have become due pursuant to any assessment, deficiency, notice, 30 day letter or similar notice received by it; and the provisions for income taxes payable in the Balance Sheets of SCRE delivered to SES are sufficient for all accrued and unpaid taxes, whether or not disputed and for all periods to and including the date of such Balance Sheet. On or before Closing, SCRE will provide true and accurate copies of all tax returns filed for the last three fiscal years, together with a balance sheet and income statement as of the date of this Agreement. The balance sheet and income statement of SCRE shall be updated through Closing.

     1.7. Compliance with Applicable Laws. The conduct by SCRE of their business does not violate or infringe on any domestic (federal, state or local) or foreign law, statute, ordinance or regulation now in effect, or, to the knowledge of SCRE proposed to be adopted, the enforcement of which would materially and adversely affect its business or the value of its properties or assets.

     1.8. Litigation. There is no material claim, action, suit, proceeding, arbitration, investigation or inquiry pending before any federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any private arbitration tribunal, or to the knowledge of SCRE, threatened, against, relating to or affecting SCRE or any of its properties or business, or the transactions contemplated by this Agreement; nor to the knowledge of SCRE is there any basis for any such material claim, action, suit, proceeding, arbitration, investigation or inquiry which may have any adverse effect upon the assets, properties or business of SCRE, or the transactions contemplated by this Agreement. Neither SCRE nor any officer, director, partner or employee of SCRE, have been permanently or temporarily enjoined by order, judgment or decree of any court or other tribunal or any agency from engaging in or continuing any conduct or practice in connection with the business engaged in by SCRE. There is not in existence at present any order, judgment or decree of any court or other tribunal or any agency enjoining or requiring SCRE to take any material action of any kind or to which SCRE or its business, properties or assets are subject or bound. SCRE is not in default under any order, license, regulation or demand of any federal, state or municipal or other governmental agency or with respect to any order, writ, injunction or decree or any court which would have a materially adverse impact upon SCRE' operations or affairs.


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     1.9. Other Information. As disclosed to SES, none of the information and documents made or to be made available by SCRE or any of its representatives to SES or any of its representatives in connection with the transactions contemplated by this Agreement is materially false or misleading or contains any material misstatements of fact or omits any material fact necessary to be stated in order to make the statements therein not misleading.

     1.10. No Adverse Changes. Since the date of SCRE' most recent financial statements, there has been no material adverse change in SCRE' financial condition, assets, liabilities, or business.

     1.11. Exchange Act Filings and Financial Statements. On or before Closing, SCRE has delivered to SES true and accurate copies of all Financial Statements and reports filed by SCRE with the United States Securities and Exchange Commission (the SEC) pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the 1934 Act) including without limitation, registration statements, 10-KSB's, 10-QSB's, Form 8-K's, etc. for each of the annual, quarterly or other fiscal periods for the past three fiscal years. SCRE financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of prior years or periods and fairly present the financial position and results of operations of SCRE as of the respective dates and for the periods indicated in such statements. The Balance Sheets of SCRE included in the statements make full and adequate provision for all obligations, liabilities or commitments (fixed and contingent) of SCRE as of their respective dates. As of the date of such financial statements, SCRE had no material obligations, liabilities or commitments (fixed or contingent) not required to be reserved against in the foregoing financial statements or disclosed in the notes thereto in accordance with generally accepted accounting principles, and since the date of the most recent balance sheet has not incurred any material obligations, liabilities, defaults or commitments except the transactions contemplated by this Agreement. SCRE will file all reports required of it under the 1934 Act as a result of this transaction, including a Form 8-K.

     1.12 Payment of SCRE Obligations/Balance at Closing. At Closing, SCRE shall have paid or otherwise settled all outstanding accounts payable and have account balances of not greater than $1,000.


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                    ARTICLE 2: REPRESENTATIONS AND WARRANTIES
                                     OF SES

     As an inducement to, and to obtain the reliance of SCRE, SES represent and warrant as follows:

     2.1. Organization, Good Standing, Power, Etc. SES (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and (ii) has all requisite corporate power and authority, licenses, permits and franchises to own or lease and operate its properties and carry on its business as presently being conducted and to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     2.2. Certificate of Incorporation and Bylaws. Prior to execution of this Agreement by both parties, SES will furnish to SCRE' representatives a complete and correct copy of (i) SES's Certificate of Incorporation, as amended to date; and, (ii) SES's Bylaws, as amended to date. As of such date and the date of Closing, SES's Certificate of Incorporation and Bylaws are and shall be in full force and effect, and SES is not and shall not be in violation of any of the provisions thereof.

     2.3. Capitalization. As of the date hereof the authorized capital stock of SES will consist solely of 100,000,000 Common Shares with a par value of .001 per share. By Closing 15,000,000 shares of Common Stock will have been issued and outstanding and no shares are held in the treasury of SES. All of such issued and outstanding shares of SES Common Stock have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof.

     2.4. Options, Warrants, Rights, Etc. By closing, SES will not have outstanding any options, warrants or other rights to purchase or convert any obligation into, any shares of the SES Common Stock, nor any instruments or obligations to confer or create such rights, except as disclosed to and accepted bySCRE.

     2.5 Subsidiaries. SES does not have any subsidiaries and does not own a controlling interest in any capital stock of any corporation except as disclosed on Exhibit 2.5.

     2.6. Authorization of Agreement. This Agreement has been or will be at Closing duly and validly authorized, executed and delivered by SES.

     2.7. Financial Statements. SES will deliver on or before Closing, to SCRE audited financial statements of SES for its most recent fiscal year ending December, 2003 and interim financial statements through the most recently completed fiscal quarter. These financial statements have been prepared to the best of SES's ability in accordance with generally accepted accounting principles applied on a basis consistent with that of prior years or periods, are correct and complete and to the best knowledge of SES's management fairly present the financial position and results of operations of SES as of the date thereof and for the periods indicated in such statements. The Balance Sheets of SES included in the statements makes full and adequate provisions for all obligations, liabilities or commitments (fixed and contingent) of SES as of their respective dates. As of the date of such financial statements, SES has no undisclosed obligations, liabilities or commitments (fixed or contingent) not required to be reserved against in the foregoing financial statements or disclosed in the notes thereto in accordance with generally accepted accounting principles, except the transactions contemplated by this Agreement.


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     2.8. Tax Matters. On or before Closing, SES will have prepared and filed with the appropriate United States, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns required to be filed; SES will have paid all taxes shown on such tax returns to be payable or which have become due pursuant to any assessment, deficiency, notice, 30 day letter or similar notice received by it; and the provisions for income taxes payable in the Balance Sheets of SES delivered to SCRE are sufficient for all accrued and unpaid taxes, whether or not disputed and for all periods to and including the date of such Balance Sheet. On or before Closing, SES will provide true and accurate copies of all tax returns filed since its date of incorporation, together with a balance sheet and income statement as of the date of this Agreement. The balance sheet and income statement of SES shall be updated through Closing.

     2.9. Material Contracts. There has not occurred any default by SES of any event which with the lapse of time or the election of any person other than SES or any combination thereof, will become a default, except defaults, if any, which will not result in any material loss to or liability of SES.

     2.10 Permits, Licenses, Etc. SES have all permits, licenses, orders and approvals of federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to carry on their business as presently conducted.

     2.11. Compliance with Applicable Laws. The conduct by SES of their business does not violate or infringe upon any domestic (federal, state or local) or foreign law, statute, ordinance or regulation now in effect, or, to the knowledge of SES proposed to be adopted, the enforcement of which would materially and adversely affect its business or the value of their properties or assets.

     2.12. Litigation. There is no material claim, action, suit, proceeding, arbitration, investigation or inquiry pending before any federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any private arbitration tribunal, or to the knowledge of SES threatened, against, relating to or affecting SES or any of their properties or business, or the transactions contemplated by this Agreement; nor to the knowledge of SES is there any basis for any such material claim, action, suit, proceeding, arbitration, investigation or inquiry which may have any adverse effect upon the assets, properties or business of SES, or the transactions contemplated by this Agreement. Neither SES nor any officer, director, partner or employee of SES, has been permanently or temporarily enjoined by order, judgment or decree of any court or other tribunal or any agency from engaging in or continuing any conduct or practice in connection with the business engaged in by SES. There is not in existence at present any order, judgment or decree of any court or other tribunal or any agency enjoining or requiring SES to take any material action of any kind or to SES and their respective business, properties or assets are subject or bound. SES is not in default under any order, license, regulation or demand of any federal, state or municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court which would have a materially adverse impact upon SES's 's operations or affairs.


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     2.13. Other Information. None of the information and documents which have been furnished or made available by SES or any of its representatives to SCRE or any of their representatives in connection with the transactions contemplated by this Agreement is materially false or misleading or contains any material misstatements of fact or omits any material fact necessary to be stated in order to make the statements therein not misleading.

     2.14. Investment Representation by SES Shareholders. The SES shareholders are acquiring shares of SCRE Common Stock issuable hereunder for their own account and agree not to distribute any shares issuable there under within the meaning of the Securities Act of 1933 (the 1933 Act), except as otherwise provided herein, unless an appropriate registration statement has been filed with the SEC or unless an exemption from registration under the 1933 Act is available according to opinion of counsel for SCRE. Each certificate for shares issued shall be stamped or otherwise imprinted with the following or a substantially similar legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") nor any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel acceptable to SCRE that an exemption from such registration is available."

By execution of this Agreement and the Subscription Agreement attached hereto as
Exhibit 2,14, the SES shareholders represent that they have sufficient investment sophistication and ability to take the financial risks associated with this transaction and those representations contained in this Section 2.14, which meet the standards for availability of an exemption from the registration requirements of the 1933 Act and from the registration and/or qualification requirements of any other applicable securities law. The foregoing notwithstanding, the Shares issuable hereunder may be registered in the name of or transferred to family members, trusts and other related parties.



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     2.15. Investment Representation by SCRE. SCRE is acquiring the shares of
SES Common Stock issuable hereunder for its own account and agrees not to distribute any shares within the meaning of the Securities Act of 1933 (the 1933
Act) unless an appropriate registration statement has been filed with the SEC or unless an exemption from registration under the 1933 Act is available according to opinion of counsel for SES. Each certificate for shares issued shall be stamped or otherwise imprinted with the following or a substantially similar legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") nor any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel acceptable to SCRE that an exemption from such registration is available."

By execution of this Agreement SCRE represents that it has sufficient investment sophistication and ability to take the financial risks associated with this transaction and those representations contained in this Section 2.15, which meet the standards for availability of an exemption from the registration requirements of the 1933 Act and from the registration and/or qualification requirements of any other applicable securities law.


                     ARTICLE 3: PLAN OF EXCHANGE AND CLOSING

     3.1. The Exchange. The issued and outstanding shares of common stock of SES shall be exchanged as follows for the consideration set forth herein:

     A). At Closing, the SES Shareholders shall deliver to SCRE, certificates representing all of the outstanding common stock of SES properly endorsed for transfer thereto and executed Subscription Agreements in the form attached as Exhibit A for the SCRE shares.

     B). At Closing, SCRE shall deliver to the SES Shareholders, SCRE common shares in the amounts set forth in the Subscription Agreements totaling in the aggregate 12,284,000 shares.

     3.2. Closing. The Closing of the transactions contemplated by this Agreement shall take place on such date as may be agreed upon by the parties, but no later than July 30, 2004 (herein called the "Closing Date"), at the offices of SES, 99 Cherry Hill Road, Parsippany, New Jersey 07054 or such other time and location as the parties may mutually agree.

     3.3. Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.



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     3.4 Directors of SCRE. Effective on the Closing Date of this transaction,
SCRE shall deliver certified resolutions to SES to the effect that all existing Directors of SCRE shall have submitted their resignations effective on Closing, and the Board of Directors of SCRE shall consist of the following individuals:

         Art Malone, Jr. Chairman, Director
         Thomas Welch Director

     3.5. Officers of SCRE. Effective on the Closing Date of this transaction SCRE shall deliver certified resolutions to SES to the effect that the above Board shall have elected new officers of SES to consist of the following persons:

          Thomas Welch      President, Chief Executive Officer
          Art Malone, Jr.   Secretary


                          ARTICLE 4: SPECIAL COVENANTS

     4.1. Due Diligence. The parties hereto shall have up to and including June 4, 2004 within which to complete their due diligence investigations on the other party and the transaction contemplated hereunder. In the event either party hereto decides, in its sole discretion, not to proceed with the Closing based on its due diligence investigation, it shall notify the other in writing on or before 5:00 P.M. Pacific Time, July 30, 2004 of such decision and this Agreement.

     4.2. Exchange of Information. Each party shall cooperate fully by exchanging information requested by the other party in a timely manner. Without in any manner reducing or otherwise mitigating the representations contained herein, each party and/or its attorneys shall have the opportunity to meet with the accountants and attorneys of the other party to discuss its respective legal and financial condition and this transaction. If this transaction is not completed, all documents received by each party and/or its attorney shall be returned to the other party and all such information so received shall be treated as confidential in accordance with Section 6.10.

     4.3. Conduct of Business. Prior to Closing, SCRE and SES shall each conduct their business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither SCRE and SES shall amend their Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business and with notice to the other party.



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                       ARTICLE 5: CONDITIONS PRECEDENT TO
                             OBLIGATIONS OF PARTIES

     5.1. SES and SES'S SHAREHOLDERS' Closing Conditions. The obligations of SES and SES'S SHAREHOLDERS hereunder are subject to fulfillment prior to or at the Closing of each of the following conditions:

     A). Closing Date. The transactions contemplated by this Agreement shall be closed on or before July 30, 2004.

     B). Representations and Warranties. The representations and warranties of SCRE made pursuant to Article 1 above shall be true and accurate in all material respects as of the Closing Date.

     C). Performance. SCRE shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     D). No Adverse Changes. There shall not have been, since the date of the latest audited financial statements of SCRE, any materially adverse change in SCRE' financial condition, assets, liabilities or business.

     E). Current Status with Securities and Exchange Commission. SCRE shall have prepared and filed with the SEC all periodic reports required under the 1934 Act pursuant to Section 12(g) thereof including but not limited to an 8-K Current Report regarding this Agreement and Plan of Reorganization.

     F). Due Diligence. SES and SES'S SHAREHOLDERS shall have completed and be satisfied with its due diligence investigation of SCRE pursuant to Article 4.1.


     5.2. SCRE' Closing Conditions. The obligations of SCRE hereunder are subject to fulfillment prior to or at the Closing of each of the following conditions:

     A). Closing Date. The transactions contemplated by this Agreement shall be closed on or before July 30, 2004.

     B). Representations and Warranties. The representations and warranties of SES made pursuant to Article 2 above, shall be true and accurate in all material respects as of the Closing Date.

     C). Performance. SES and SES Shareholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, including but not limited to delivery of the audited financial statements of SES, the execution of subscription agreements and delivery of SES share certificates.


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     D). No Adverse Changes. There shall not have been, since the date of the latest audited financial statements of SES, any materially adverse change in their financial condition, assets, liabilities or business;

     E). Due Diligence. SCRE shall have completed and be satisfied with its due diligence investigation of SES pursuant to Article 4.1.


                            ARTICLE 6: MISCELLANEOUS

     6.1. Expenses and Further Assurances. The parties hereto shall each bear their respective costs and expenses incurred in connection with the transactions contemplated by this Agreement. Each party hereto will use its best efforts provide any and all additional information, execute and deliver any and all documents or other written material and perform any and all acts necessary to carryout the intent of this Agreement.

     6.2. Survival of Representations, Warranties and Covenants. All of the representations, warranties and covenants made as of the date of this Agreement and as of Closing, shall survive the closing of this transaction.

     6.3. Successors and Assigns. All representations, warranties, covenants and agreements in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns whether so expressed or not.

     6.4. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of Nevada, without giving effect to the principles of conflicts of laws thereof. In addition, the parties agree to venue and jurisdiction in the State or Federal Courts of the State of Nevada in and for Las Vegas.

     6.5. Section and Other Headings. The section and other headings herein contained are for convenience only and shall not be construed as part of this Agreement.

     6.6. Counterparts. This Agreement may be executed in any number of counterparts and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute but one and the same instrument.

     6.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.


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     6.8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffectual to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     6.9. Confidentiality. Each party hereto agrees with the other parties that, unless and until this Agreement has been consummated, or for a period of one (1) year from the date of this Agreement if the transaction contemplated by this Agreement is not consummated it and its representatives will hold in strict confidence all data and information obtained with respect to the other party from any representative, Officer, Director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data or information has theretofore been publicly disclosed, is a matter of public knowledge or is required by law to be publicly disclosed; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. The foregoing notwithstanding, SCRE shall be authorized to publicly announce the execution and closing of this Agreement, details thereof and a description of SES and the business conducted thereby.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective Officers, hereunto duly authorized, as of the date first above written.

SECURED DATA, INC.


By: /s/ Art Malone  Jr.                       ATTEST: /s/ Art Malone Jr.
   --------------------------------                  -------------------------
Art Malone Jr., Chairman                             Art Malone Jr., Secretary


Secure Enterprise Software, Inc.

By: /s/ Thomas Welch                          ATTEST: /s/ Randall Williams
   --------------------------------                  ---------------------------
Thomas Welch, President                              Randall Williams, Secretary





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